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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Stanley Goldberg and Mark G. Eisenschenk his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 of Verdant Brands, Inc., and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

         Signature                               Date
         ---------                               ----


By /s/ Stanley Goldberg                          Dated:   September 30, 1998
  -----------------------------
  Stanley Goldberg
  Chairman, President and Chief
  Executive Officer


By /s/ Gordon F. Stofer                          Dated:   September 30, 1998
  -----------------------------
  Gordon F. Stofer
  Director


By /s/ Robert W. Fischer                         Dated:   September 30, 1998
  -----------------------------
  Robert W. Fischer
  Director


By /s/ Donald E. Lovness                         Dated:   September 30, 1998
  -----------------------------
  Donald E. Lovness
  Director


By /s/ Franklin Pass                             Dated:   September 30, 1998
  -----------------------------
  Franklin Pass, M.D.
  Director


By /s/ Frederick F. Yanni, Jr.                   Dated:   September 30, 1998
  -----------------------------
  Frederick F. Yanni, Jr.
  Director


By /s/ John F. Hetterick                         Dated:   September 30, 1998
  -----------------------------
  John F. Hetterick
  Director


By /s/ David K. Vansant                          Dated:   September 30, 1998
  -----------------------------
  David K. Vansant
  Director


By /s/ Richard Mayo                              Dated:   September 30, 1998
  -----------------------------
  Richard Mayo
  Director